STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) dated as of May 13, 2010, by and among American Scientific Resources, Incorporated, a Nevada  corporation, with headquarters located at 1112 Weston Road, Unit 278, Weston Florida 33326 (the “Company”), and the purchasers identified on the signature page hereto (including their successors and assigns (the “Purchasers”)).

WHEREAS, the Purchasers desire to purchase from the Company convertible debentures in the aggregate amount of up to $150,000 in substantially the form attached hereto as Exhibit A (the “Debentures”);

WHEREAS, in connection with the purchase of the Debentures, the Company will also issue Purchasers warrants to purchase up to 7,500,000 shares of the Company’s common stock at $.001 per share (“Warrants”) in substantially the form attached hereto as Exhibit B;

WHEREAS, the Debentures and Warrants are collectively referred to as the “Securities”;

WHEREAS, the Company desires that Purchasers purchase the Securities; and

NOW, THEREFORE, in consideration of the foregoing and on the basis of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE DEBENTURES AND THE WARRANTS

1.1           Purchase and Sale of Securities.  Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell, assign, transfer and deliver to each Purchaser, and each Purchaser hereby agrees to purchase at the Closing (as defined in Section 2) and accept delivery from the Company, a Debenture in the principal amount designated on the signature page hereto, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever, for the consideration specified herein.

ARTICLE 2

CLOSING

2.1           Closing.  As used herein the Closing Date shall mean the day when all conditions precedent to (i) the Purchasers’ obligations to purchase the Debentures and (ii) the Company’s obligations to issue the Debentures and Warrants have been satisfied or waived.  On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell to each Purchaser and each Purchaser agrees to purchase a Debenture in the principal amount designated on the signature page hereto. The closing of the purchase and sale of Debentures is referred to herein as the “Closing”.

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The Closing Date shall occur on the date of this Agreement at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York 10066, at 10:00 a.m., or at such other time and place as the parties may agree.

2.2 Deliveries.

(a)   On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser:

(i)   this Agreement duly executed by the Company;

(ii)  a Debenture in the principal amount equal to in the principal amount designated on the signature page hereto; and

(iii) a Warrant registered in the name of Purchaser to purchase up to the number of shares of common stock designated on the signature page hereto, at an exercise price of $.01 per share.

(b )  On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company:

(i)  this Agreement duly executed by the Purchaser; and

(ii)  the principal amount of the Debenture designated on the signature page hereto by wire to the account specified in writing by the Company.

  2.3   Closing Conditions

(a)  The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i)  the accuracy in all material respects on each Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)   the delivery by the Purchasers of the items set forth in Section 2.2 (b).

(b)  The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)  the accuracy in all material respects when made and on each Closing Date of the representations and warranties of the Company contained herein;

(ii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the relevant Closing Date shall been performed;

(iii)  the delivery by the Company of the items set forth in Section 2.2 (a).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.           Representations and Warranties of the Company.  The Company represents and warrants to each Purchaser as follows:

(a)          The Company is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and is qualified in no other state.

(b)          This Agreement has been duly executed and delivered by Company and constitutes the valid, binding and enforceable obligation of Company, subject to the applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and rights of stockholders.

(c)          The authorized capital stock of the Company consists of 2,500,000,000 shares of common stock, 1,922,027,167 of which are validly issued and outstanding, fully paid and non-assessable and 1,000,000 shares of blank check preferred stock of which 500,000 have been designated as Series A Preferred Stock of which 0 are issued and outstanding and 500,000 have been designated as Series B Preferred Stock of which 0 are issued and outstanding.  The Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants will be when issued in accordance with the Debenture and or the Warrant validly issued, are fully paid and non-assessable.  The Company has the unqualified right to sell, assign, and deliver the Securities, and, upon consummation of the transactions contemplated by this Agreement, the Purchaser will acquire good and valid title to the Securities, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature.  The Company’s subsidiaries are set forth on Schedule (c) (such subsidiaries and any direct or indirect subsidiary of the Company formed or acquired after the date hereof shall be referred as a “Subsidiary”).

(d)          Other than as set forth on the financial statements for the year ended December 21, 2009, attached hereto as Exhibit “C” (the “Financial Statements”), the Company is not a party to or bound by any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Purchaser according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Purchaser according to the terms of this Agreement may be prohibited, prevented or delayed.

(e)          The Company has full power and authority to sell and transfer the Securities to Purchaser without obtaining the waiver, consent, order or approval of (i) any state or federal governmental authority or (ii) any third party or other person.  The Company has the corporate power, authority and capacity to carry on its business as presently conducted.

(f)           Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or By-Laws of the Company or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company is a party to or by which the Company is bound.

(g)          As of December 31, 2009, the Company has no outstanding liabilities or obligations to any party except as reflected on the Financial Statements.

(h)          The Company has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a material adverse effect on the Company.  The Company is not in violation of any of the provisions of its certificate of incorporation or by-laws.  No consent, approval or agreement of any individual or entity is required to be obtained by the Company in connection with this Agreement.

(i)           There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Company’s best knowledge, threatened against the Company or any of its properties or any of its officers or directors (in their capacities as such).  There is no judgment, decree or order against the Company that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(j)           There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Company) pending or, to the Company’s  knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.  No bankruptcy, receivership or debtor relief proceedings are pending or, to the best of the Company’s knowledge, threatened against the Company.

(k)          Other than with respect to the filing of tax returns, the Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign laws, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business.    References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

 (l)          All representations, covenants and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing date with the same effect as though the same had been made on and as of such date.

(m)         The Company has the corporate power, authority and capacity to carry on its business as presently conducted.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER

4.           Representations and Warranties of Buyer.  Each Purchaser hereby represents and warrants to the Company only as to such Purchaser as follows:

(a)  Organization; Authority.  Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement   and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Purchaser.  This Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Own Account.  Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting Purchaser’s right to sell the Securities pursuant to an effective registration statement  or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

(c)  Purchaser Status.  At the time Purchaser was offered the Securities, it was, as of the date hereof it is, as of the date of each Closing and when it converts any portion of the Debentures or when it exercises any portion of the Warrant it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  Purchaser has (i) a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons or (ii) by reason of Purchaser’s business or financial experience Purchaser is capable of evaluating the risks and merits of this investment and of protecting Purchaser’s own interests in connection with an investment in the Securities.

(d)  Experience of Purchaser.  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)  General Solicitation.  Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)  Receipt of Information.  Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.  Purchaser further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of Purchaser to rely thereon.

ARTICLE 5

MISCELLANEOUS

5.1 Debenture and  Warrant Dated February 16, 2010 and Debenture and Warrant dated March 23, 2010.   Reference is made to the (i) Debenture dated February 16, 2010 (the “February 2010 Debenture”) in the principal amount of $100,000 issued by the Company to Granite Financial Group, LLC (“Granite”), (ii) the Warrant dated February 16, 2010  (the “February 2010 Warrant”) to purchase 5,000,000 shares of the Company’s Common Stock issued by the Company to Granite, (iii) the Debenture dated March 23, 2010 (the “March 2010 Debenture”) in the principal amount of $300,000 issued by the Company to Granite and (iv) the Warrant dated March 23, 2010  (the “March 23, 2010 Warrant”) to purchase 15,000,000 shares of the Company’s Common Stock.   For good and valuable consideration the receipt of which is acknowledged the Company and Granite agree that (i)  in exchange for the February 2010 Debenture, the Company shall issue Granite a Debenture in the form of Exhibit “D” (ii) in exchange for the March 2010 Debenture, the Company shall issue Granite a Debenture in the Form of Exhibit “E”, (iii) in exchange for the February Warrant 2010, the Company shall issue Granite a Warrant in the Form of Exhibit “F”, and (iv) in exchange for the March 2010 Warrant the Company shall issue  Granite a Warrant in the form of Exhibit “G”.   The aforementioned Debentures and Warrants will be issued within one week of the receipt of the original February 2010 Debenture and  February 2010 Warrant and the Original March 2010 Debenture and March 2010 Warrant.  The parties agree that upon the issuance of the aforementioned Debentures and Warrants the February 2010 Debenture, the February 2010 Warrant, the March 2010 Debenture and the March 2010 Warrant will be null and void.

5.2 Further Assurances.  By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby.  Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other party hereto in order to consummate the transactions contemplated hereby and, in the case of the Company, to ensure that each Purchaser receive in full the benefits of the equity interests to which it is entitled hereby.

5.3 Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

(i)           To the Company:
American Scientific Resources, Incorporated
1112 Weston Road, Unit 278

Weston, Florida, 33326
Fax: (954) 659-3412
Attention:  Christopher Tirotta

With a copy to:
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York 10006
Fax:  (212) 930-9725
Attention:  David B. Manno, Esq.

(ii)          To each Purchaser:
Granite Financial Group, LLC
135 Liverpool Drive, Suite 200
Cardiff, California 92007
Attention: Daniel Schreiber

Each notice or other communication shall be deemed to have been given on the date received.

5.4         Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

5.5         Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

5.6         Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

5.7         Governing Law and Jurisdiction.  This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State of New York.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts.

5.8         Severability.  If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

5.9         Amendments.  This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above

THE COMPANY:

AMERICAN SCIENTIFIC RESOURCES, INCORPORATED

By:
Name: Christopher F. Tirotta, MD, MBA
Title: CEO

PURCHASERS:

GRANITE FINANCIAL GROUP, LLC

By:
Name:
Title:

Amount of Debenture: $101,000
Amount of Warrants: 5,050,000

DANIEL SCHRIEBER SEP IRA

By:
Name:
Title:

Amount of Debenture: $49,000
Amount of Warrants: 2,450,000

Schedule 3 (Subsidiaries)

Kidz-Med, Inc., Florida corporation
Heartsmart, Inc., Nevada corporation
Ulster Scientific, New York corporation

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